microblend®
fresh is simply better.

SOFTWARE LICENSING AGREEMENT
(End User)
(Non-Purchase)

DATE: ~~7/15/10~~ 5/28/2010 HAW

PARTIES:

"MicroBlend": MicroBlend, Inc.
1416 West San Pedro Street
Suite 101
Phoenix, AZ 85233

[redacted]

"Customer": Millwork Pro Inc.
DBA The Finish Company
6363 7th Avenue S #220
Seattle, WA 98108

FOR GOOD AND VALUABLE CONSIDERATION, THE PARTIES AGREE AS FOLLOWS:

Lease Agreement. Simultaneously herewith, the parties have entered into a separate Lease Agreement. This Software Licensing Agreement ("Licensing Agreement") shall be interpreted as part and parcel of the Lease Agreement. All of the provisions of the Lease Agreement shall apply as if they were fully set forth herein. Unless otherwise defined herein, all terms used herein shall have the same meaning ascribed to them in the Lease Agreement.

Use License. Subject to the terms and conditions in this Licensing Agreement, MicroBlend hereby grants to Customer, under MicroBlend's existing and future intellectual property rights in and to the MicroBlend IP, a personal, limited, non-assignable, non-exclusive, non-sublicensable license during the term of the Lease Agreement to use the MicroBlend IP solely as integrated into and in combination with the Equipment. "Intellectual property rights" means any and all patents, patent applications, know-how, trade secrets, registered and common law trademarks and service marks, copyrights and any derivatives.

Customer shall make no copies of any kind of any of the MicroBlend IP, unless specifically authorized to do so in writing signed by MicroBlend.

Except as expressly provided herein, the MicroBlend Enterprise System Application Software ("MES") shall not be operated, directly or indirectly, by persons other than (i) Customer's employees, or (ii) agents of Customer who are not directly or indirectly competitors of MicroBlend and who agree in writing to be bound by the provisions of this "Use License" Section. This license to use the MicroBlend IP is granted only to the Customer. THIS LICENSE TO USE THE MICROBLEND IP IS NON-TRANSFERABLE WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF MICROBLEND, WHICH MAY BE WITHHELD IN ITS SOLE AND ABSOLUTE DISCRETION.

Customer also agrees that all techniques, algorithms, and processes contained in the MicroBlend IP or any modification or extraction thereof constitute TRADE SECRETS of MicroBlend and will be safeguarded by Customer, but in no event shall Customer exercise less than due diligence and care in accordance with the laws of the United States of America and International Law, whichever operates to protect the best interests of MicroBlend. Customer shall not copy, reproduce, remanufacture all or any part of the MicroBlend IP whether modified or translated into another language or not, or in any documentation, or in any other material provided by MicroBlend in association with the MicroBlend IP except as specified in this Licensing Agreement and in accordance with the terms and conditions of this Licensing Agreement which remain in force. Customer agrees that unauthorized distribution, copying, duplications, or otherwise reproducing ALL OR ANY PART OR TRANSLATED PART of the MicroBlend IP or the

failure to protect the same will actually and materially damage MicroBlend. Customer agrees that in the event Customer breaches this Licensing Agreement, Customer will be liable for damages as may be determined by a court of competent jurisdiction. MicroBlend may, from time to time, revise the specifications, features, capabilities and performance of the MicroBlend IP and in doing so; incur NO obligation to furnish such revisions to Customer.

Ownership: As between the parties, MicroBlend and Customer acknowledge and agree that all intellectual property rights in and to the MicroBlend IP shall remain solely in MicroBlend. Customer shall only have the right to use the MicroBlend IP as integrated in the Equipment and as provided in this Licensing Agreement.

Title; No Liens: Customer shall not encumber nor shall it permit any voluntary or involuntary lien (on the Equipment or otherwise) to infringe upon MicroBlend's rights in and to the MicroBlend IP.

Customer Assumes Liability and Expenses for Operation: Customer assumes all liability and expense of operating the MES and associated equipment required for its operation. Abuse, improper operation, or other faulty use of the MES voids all operating and maintenance warranties provided for the MES or any part thereof, and, at MicroBlend's discretion, gives MicroBlend the right to terminate the Licensing Agreement.

Location for Use, Inspection and Change in Conditions: The MicroBlend IP is licensed, only for the location to which it shall be delivered by MicroBlend, or to which it may be moved with the prior written approval (which shall not be unreasonably withheld) of MicroBlend. Use on any other job or at any other location without MicroBlend's prior written consent voids any operating and maintenance warranties provided for the MES, and the use license(s) granted herein (including, without limitation, licenses to use any of the MES in which MicroBlend has an ownership interest). MicroBlend may inspect the MES, and any equipment on which it is installed, at any location at will and without notice to Customer.

Compliance with Laws, Safe Use of Equipment: At Customer's expense, Customer must comply with all local, state and federal laws, rules and regulations relating to the use of the MES. If operation of the MES is deemed unsafe or unlawful based upon applicable statutes or government regulations, Customer must immediately notify MicroBlend and cease operation of the MES and related equipment until such conditions are rectified by Customer. Customer must comply with all applicable laws and regulations applicable to the possession and operation of the MES and any part thereof, including, without limitation, laws and regulations concerning environmental quality and disposal of Materials and Components and any Products or by-products generated by means of the MES or any part thereof.

Restrictions on Lease, Sublease, Assignment, or Sale: The attempted or actual lease, sublease, assignment or sale of the MES (or any and all parts or components thereof) without MicroBlend's prior written consent (which consent may be withheld in MicroBlend's sole discretion) voids all rights of Customer under this Licensing Agreement, including, without limitation, the license to use the MicroBlend IP, and any and all warranties and maintenance obligations of MicroBlend. The parties agree that MicroBlend may assign its rights, and delegate its responsibilities, under this Licensing Agreement at will.

No Reverse Engineering. Customer agrees that it will not, nor will it authorize, permit, or in any way facilitate other parties to copy, reverse engineer, decompile or disassemble the MES or any part thereof, or otherwise attempt to discover the source code of the MES, including, without limitation, the source and object code embedded in the MES or applications that operate the MES, including the user interface and any operating manuals that permit authorized users to use and operate the MES. Customer shall be liable to MicroBlend for all damages incurred by MicroBlend arising out of any unauthorized use or disclosure of the MicroBlend IP by Customer or any other third party gaining access to the MicroBlend IP through Customer. This obligation of Customer shall survive the termination of this Licensing Agreement.

MicroBlend IP and Software Warranty: THE MICROBLEND IP IS PROVIDED "AS IS" WITH NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND EXCEPT AS SET FORTH IN THIS SECTION. Subject to subparts (A) and (B) below, MicroBlend warrants that (i) the Software will perform in accordance with the documentation and specifications provided by MicroBlend as of the date hereof and (ii) will be free from material interruption, error, defects or breakdown. NOTWITHSTANDING THE FOREGOING, MICROBLEND DOES NOT WARRANT OR GUARANTEE THE PERFORMANCE OR SECURITY OF THE SOFTWARE IF ANY OF IT IS DEPLOYED ON HARDWARE THAT DIFFERS FROM THE EQUIPMENT (WHICH SUCH DEPLOYMENT IS HEREBY PROHIBITED BY THIS LICENSING AGREEMENT), OR IN CONNECTION WITH SOFTWARE DIFFERENT FROM THAT SUPPLIED BY MICROBLEND WITH THE EQUIPMENT. (A) CUSTOMER ACKNOWLEDGES AND ACCEPTS THAT COMPUTER PROGRAMS ARE NOT ERROR-FREE AND AGREES THAT THE EXISTENCE OF NON-MATERIAL ERRORS IN THE SOFTWARE SHALL NOT CONSTITUTE A BREACH OF PERFORMANCE ON THE PART OF MICROBLEND. (B) IN THE EVENT THAT CUSTOMER DISCOVERS A MATERIAL ERROR IN THE SOFTWARE WHICH ADVERSELY AFFECTS THE USE OR OPERATION OF THE EQUIPMENT, CUSTOMER MUST NOTIFY MICROBLEND OF THE SAME WITHIN 14 DAYS OF BECOMING AWARE OF SUCH ERROR, IN WHICH CASE MICROBLEND SHALL USE ALL COMMERCIALLY REASONABLE EFFORTS TO CORRECT THE ERROR; PROVIDED, HOWEVER, THAT THE ERROR HAS NOT BEEN CAUSED BY ANY MODIFICATION, VARIATION OR ADDITION TO THE SOFTWARE OR THE EQUIPMENT NOT PERFORMED BY MICROBLEND OR CAUSED BY THE INCORRECT USE, ABUSE OR CORRUPTION OF THE SOFTWARE OR THE EQUIPMENT OR BY USE OF

THE SOFTWARE OR EQUIPMENT WITH OTHER EQUIPMENT THAN THAT APPROVED IN WRITING BY MICROBLEND.

WARRANTY LIMITATION. THE WARRANTIES PROVIDED IN THIS LICENSING AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS EXPRESSLY STATED IN THIS LICENSING AGREEMENT, ALL WARRANTIES AND CONDITIONS, WHETHER EXPRESS OR IMPLIED BY STATUTE, COMMON LAW OR OTHERWISE (INCLUDING BUT NOT LIMITED TO IMPLIED TERMS OF QUALITY, AND FITNESS FOR PURPOSE) ARE HEREBY EXCLUDED TO THE EXTENT PERMITTED BY LAW. SOME STATES LIMIT OR DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, THEREFORE THE ABOVE EXCLUSION MAY NOT APPLY TO CUSTOMER.

INTELLECTUAL PROPERTY RIGHTS INDEMNITY AND DEFENSE: MICROBLEND SHALL INDEMNIFY AND DEFEND CUSTOMER FOR AND AGAINST ANY ALLEGATION BY A THIRD PARTY OF THE INFRINGEMENT OR MISAPPROPRIATION OF ANY INTELLECTUAL PROPERTY RIGHTS ARISING OUT OF MICROBLEND'S PROVIDING CUSTOMER RIGHTS TO THE MES, OR ANY PORTION THEREOF. CUSTOMER SHALL IMMEDIATELY TENDER TO MICROBLEND THE DEFENSE OF ANY CLAIM ASSERTED AGAINST CUSTOMER ARISING OUT OF ANY SUCH ALLEGATION OF INFRINGEMENT OR MISAPPROPRIATION, AND MICROBLEND MAY CONDUCT, DEFEND, AND/OR SETTLE ANY SUCH LITIGATION OR CLAIM IN ANY MANNER SUBJECT TO MICROBLEND'S SOLE REASONABLE DISCRETION. If a claim, demand or action for infringement or alleged infringement of any intellectual property right incorporated in the MicroBlend IP by MicroBlend is made by any third parties or in the reasonable opinion of MicroBlend is likely to be made, MicroBlend may at its option, at its own expense and as soon as reasonably practicable: (i) modify any or all of the MicroBlend IP without reducing the performance and functionality of the same or replace the MicroBlend IP or infringing part thereof by other software of equivalent functionality for any or all of the MicroBlend IP, so as to avoid the infringement or the alleged infringement, provided that the terms herein shall apply to such modified or replaced MicroBlend IP; or (ii) procure a license to use the infringing or alleged infringing intellectual property right; or (iii) take such other action as MicroBlend may propose to avoid or settle such claim, demand or action. The foregoing provisions shall not apply insofar as any such claim or demand or action is in respect of: (x) the use by or on behalf of Customer of the MicroBlend IP in combination with any item not supplied or approved by MicroBlend where such use directly gives rise to the claim, demand or action; or (y) the use by of the MicroBlend IP in a manner not detailed in, nor reasonably to be inferred from, any specifications or requirements of; or (z) Customer's unreasonable refusal to accept modified MicroBlend IP or substitute services as set forth above. If MicroBlend has availed itself of its rights to modify or replace the MicroBlend IP or supply substitute services or to procure a license and such exercise of the said rights has avoided any claim, demand or action for infringement or alleged infringement, or if MicroBlend has otherwise avoided or settled the claim, demand or action for infringement or alleged infringement, then MicroBlend shall have no further liability thereafter in respect of the said claim, demand or action.

NO WARRANTY OF SUITABILITY; LIMITATION OF LIABILITY: CUSTOMER HAS SELECTED THE MES AND ALL PARTS THEREOF, HAS INDEPENDENTLY DETERMINED THAT IT IS SUITABLE FOR CUSTOMER'S INTENDED USE, AND HAS INSPECTED OR COMMITS TO INSPECT IT WITHIN 24 HOURS AFTER RECEIVING POSSESSION. UNLESS WITHIN SUCH TIME CUSTOMER NOTIFIES MICROBLEND OF ANY NECESSARY REPAIR OR DEFECT, STATING IT IN DETAIL, CUSTOMER WILL HAVE ACCEPTED THE MES AS BEING IN GOOD, SAFE AND SERVICEABLE CONDITION. EXCEPT AS EXPRESSLY STATED TO THE CONTRARY HEREIN, MICROBLEND MAKES NO WARRANTY AS TO THE SUITABILITY OF THE MES OR ANY PART OR COMPONENT THEREOF FOR ANY PARTICULAR PURPOSE. MICROBLEND IS NOT LIABLE TO CUSTOMER FOR ANY LOSS, DELAY OR DAMAGE RESULTING FROM ANY DEFECT IN OR BREAKAGE OF THE MES OR ANY PART OR COMPONENT THEREOF, OR FOR CUSTOMER'S INABILITY TO USE THE MES. IN NO EVENT IS MICROBLEND LIABLE FOR LOST PROFITS, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

LIMITATION OF LIABILITY: IN NO EVENT SHALL MICROBLEND (OR ANY OF ITS SUPPLIERS) BE LIABLE TO CUSTOMER, AN AUTHORIZED USER, ANY CUSTOMER OF PRODUCT MANUFACTURED HEREUNDER, OR ANY OTHER THIRD PARTY FOR ANY DIRECT, INDIRECT, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, INCLUDING LOSS OF PROFITS OR GOODWILL, FOR ANY MATTER ARISING OUT OF OR OTHERWISE RELATING TO THIS LICENSING AGREEMENT, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF LICENSING AGREEMENT, TORT OR OTHERWISE, EVEN IF MICROBLEND HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL MICROBLEND'S TOTAL AGGREGATE LIABILITY HEREUNDER EXCEED THE COSTS ACTUALLY PAID BY CUSTOMER TO MICROBLEND UNDER THE LICENSING AGREEMENT and the associated Lease Agreement. Some states limit or do not allow the exclusion of consequential damages, therefore the above exclusion may not apply to Customer, except in the case of MicroBlend's negligent action or inaction.

Confidential Information: Information or materials relating to the MES are deemed to be confidential ("Confidential Information") and are owned exclusively by MicroBlend. Customer agrees (i) to hold Confidential Information in the

strictest confidence; (ii) not to make use of or reproduce Confidential Information (other than to utilize the MES as integrated into and combined with the Equipment); (iii) to disclose the Confidential information to only those of its employees who have a need to know it; and (iv) to require its employees to protect Confidential Information in a manner commensurate with this provision, including, without limitation, protection against computer piracy and other means of improperly obtaining the MicroBlend IP by anyone, including, without limitation, third parties. **The parties each agree that any breach or alleged breach of the restrictions contained in this provision shall constitute a material breach of the Licensing Agreement that will cause irreparable harm to MicroBlend entitling such party to seek immediate injunctive relief in addition to seeking all other applicable legal and equitable remedies.** These obligations of Customer shall survive the termination of this Licensing Agreement.

Notices: Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party at the address set forth on the first page hereof (or to such other address of the noticed party as the party to give notice shall have actually been made aware in writing by the other party) and may be personally served, telecopied or sent by U.S. mail, postage prepaid, and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if confirmed before 3:00 p.m. (Maricopa County, Arizona time) on a business day and otherwise on the following business day, provided that a hard copy of such notice is also sent pursuant to (c) below; or (c) if by U.S. mail, on the third (3rd) business day after deposit in the mail, postage prepaid.

Governing Law, Venue, and Jurisdiction: THIS LICENSING AGREEMENT IS ENTERED INTO, AND IN MATERIAL PART IS TO BE PERFORMED IN MARICOPA COUNTY, ARIZONA, WHICH IS THE DOMICILE OF MICROBLEND, AND THIS LICENSING AGREEMENT'S VALIDITY, CONSTRUCTION AND EFFECT SHALL BE GOVERNED BY AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF, THE STATE OF ARIZONA (*I.E.*, WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PROVISIONS THEREOF) AND THE FEDERAL LAWS OF THE UNITED STATES. CUSTOMER CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA, AND WAIVES ANY OBJECTION THERETO ON THE BASIS OF PERSONAL JURISDICTION OR VENUE.

Waiver, Modification, and Amendment: No modification, amendment or waiver of any of the provisions contained in this Licensing Agreement, or any future representation, promise or condition in connection with the subject matter of this Licensing Agreement, shall be binding upon any party to this Licensing Agreement unless made in writing and signed by a duly authorized representative or agent of such party. The failure by either party to enforce, or the delay by either party in enforcing, any of said party's rights under this Licensing Agreement shall not be construed as a continuing waiver of such rights, and said party may, within such time as is provided by the laws established by any government with applicable jurisdiction, commence appropriate suits, actions or proceedings to enforce any or all of such rights. A waiver by either party of a default in one or more instances shall not be construed as a waiver in other instances.

Entire Agreement: This Licensing Agreement, together with the Lease Agreement and all such additional schedule(s) as are added hereto and thereby made a part hereof, constitutes a single, integrated written contract expressing the entire agreement of the parties concerning the subject matter hereof. No covenants, agreements, representations or warranties of any kind whatsoever have been made by any party to this Licensing Agreement except as specifically set forth in this Licensing Agreement. All prior agreements, discussions and negotiations have been and are merged and integrated into, and are entirely superseded by, this Licensing Agreement. The parties hereto have had the opportunity to have this Licensing Agreement reviewed by their respective counsel, and thus no rule construing provisions against a document's drafter shall apply against any party hereto.

Authority to Execute Licensing Agreement: Each person executing this Licensing Agreement represents that he/she has the authority to execute it on behalf of the Customer or MicroBlend, as applicable.

Customer:

Millwork Pro, Inc. DBA The Finish Company

By: Mike Grabham

Title: Pres.

[redacted] 5/28/2010

MicroBlend:

MicroBlend, Inc.

By: Andrew G. Titus

Title: Sr. Exec. V.P.

Date: 5/28/2010

Initials: Customer ______ MicroBlend ______